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                                                                EXHIBIT 10.14(g)

                            UNITED STATES OF AMERICA
                          DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                              COOPERATIVE AGREEMENT

PROJECT NUMBER:   DTMA91-95-H-00069

MODIFICATION:     0005

TITLE:            "Integrated Shipboard Information Technology Platform (ISIT)

FUNDING DATA:     N/A

RECIPIENT NAME    Marine Management Systems
  AND ADDRESS:    470 West Avenue
                  Stamford, CT  06902

AGENCY NAME AND   DOT/Maritime Administration
  ADDRESS:        Office of Acquisition, MAR-384
                  400 Seventh Street, SW, Room 7310
                  Washington, D.C.  20590

MODIFICATION      Article 10, Modifications
 AUTHORITY:

DESCRIPTION:

1. In accordance with Article 13, Payable Milestones, the attached payable milestones dated January 14, 1977 are hereby incorporated into the agreement.

2. Article 17 - Period of Performance is changed from "twenty four consecutive months" to "twenty eight consecutive months," for a four month extension to November 30, 1977.

3. All other terms and conditions of the Cooperative Agreement remain unchanged.

MARITIME ADMINISTRATION
DEPARTMENT OF TRANSPORTATION


  /s/ John E. Carr
--------------------------------
John E. Carr
Agreements/Contracting Officer

Date:  Feb 6 1997
     ---------------------------

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                                                               January 14, 1997








                                 ISIT Consortium
                       Attachment #4 (Payable Milestones)
                     Cooperative Agreement DTMA91-95-H-00069
                               Modification No. 5

                           Project Payable Milestones

                   Adjusted for November 1996 Schedule Change

                           (Milestone 1-10 Unchanged)
















                                                        Enclosure (1) to letter
                                                         dated January 14, 1997

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
-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 11
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      3.1        System Integration & Test                        System Integration Test Plan - Draft
-------------------------------------------------------------------------------------------------------------------
      4.1        ASTM Standards Development                       F25 Ballot Complete
-------------------------------------------------------------------------------------------------------------------
      7.1        Demonstration Test Plan                          Demonstration Test Plan - Draft
-------------------------------------------------------------------------------------------------------------------
      7.2        Demonstration Design                             Demonstration Design - Draft
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 11: $99,097
                    TARGET COMPLETION DATE: FEBRUARY 14, 1997

-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 12
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      3.1        System Integration and Test                      Land Based Test Plan - Final
-------------------------------------------------------------------------------------------------------------------
      5.2        Technical Review                                 Technical Review No. 6 - Test Readiness
                                                                  (includes Software Progress Audit/
                                                                  Demonstration #1)
-------------------------------------------------------------------------------------------------------------------
      7.1        Demonstration Test Plan                          Demonstration Test Plan - Final
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 12: $97,219
                      TARGET COMPLETION DATE: APRIL 5, 1997

-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 13
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      4.2        ABS Guidelines Development                       Pre-Release Draft
-------------------------------------------------------------------------------------------------------------------
      5.3        Management Reports                               Technical Progress Report No. 6 (includes
                                                                  Software Progress Audit/Demonstration #2)
-------------------------------------------------------------------------------------------------------------------
      5.5        Industry Interface/Advisory Board                Advisory Board Meeting No. 5
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 13: $57,480
                       TARGET COMPLETION DATE: MAY 8, 1997

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

-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 14
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      3.1        System Integration & Test                        System Integration and Test Report - Preliminary
-------------------------------------------------------------------------------------------------------------------
      3.2        Land Based Testing                               Test Report, Data Acquisition
-------------------------------------------------------------------------------------------------------------------
      3.2        Land Based Testing                               Test Report, Executive
-------------------------------------------------------------------------------------------------------------------
      3.2        Land Based Testing                               Test Report, Communication Services
-------------------------------------------------------------------------------------------------------------------
      7.2        Demonstration Design                             Demonstration Design - Final
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 14: $64,529
                      TARGET COMPLETION DATE: JULY 11, 1997

-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 15
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      3.1        System Integration and Test                      System Integration Test Report - Final
-------------------------------------------------------------------------------------------------------------------
      3.2        Land Based Testing                               Land Based Test Report - Final
-------------------------------------------------------------------------------------------------------------------
      5.2        Technical Review                                 Technical Review No. 7; Final Presentation;
                                                                  Phase I (includes Software Progress Audit/
                                                                  Demonstration #3 and #4)
-------------------------------------------------------------------------------------------------------------------
      5.3        Management Reports                               Progress Report No. 7
-------------------------------------------------------------------------------------------------------------------
      7.3        Demonstration Install/Checkout Shipboard         Installation/Checkout Complete
-------------------------------------------------------------------------------------------------------------------
      7.4        Demonstration Install/Checkout Shore side        Installation/Checkout Complete
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 15: $23,747
                     TARGET COMPLETION DATE: AUGUST 27, 1997

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

-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 16
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      5.5        Industry Interface/Advisory Board                Advisory Board Meeting No. 6
-------------------------------------------------------------------------------------------------------------------
      7.5        Demonstration Test                               Demonstration Test Preliminary Report
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 16: $11,690
                     TARGET COMPLETION DATE: OCTOBER 1, 1997

-------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 17
-------------------------------------------------------------------------------------------------------------------
     TASK                          DESCRIPTION                                 MEASURE OF COMPLETION
-------------------------------------------------------------------------------------------------------------------
      5.3        Management Reports                               Final Project Report
-------------------------------------------------------------------------------------------------------------------
      7.5        Demonstration Test                               Demonstration Assessment Report
-------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 17: $10,368
                    TARGET COMPLETION DATE: NOVEMBER 25, 1997

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